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                            ADVISOR CLASS SHARES OF:

                             AIM GLOBAL TRENDS FUND

                       Supplement dated December 21, 1998
                    to the Prospectus dated September 8, 1998
                       as supplemented October 16, 1998

Effective December 21, 1998, Advisor Class shares of the Fund may be exchanged for AIM Cash Reserve Shares of AIM Money Market Fund. Advisor Class shareholders may obtain a copy of the AIM Money Market Fund prospectus by calling (800) 347-4246. In addition, certain institutional holders of Advisor Class shares may be eligible to invest in other money market funds advised by A I M Advisors, Inc. For further information about such institutional money market funds call Fund Management Company at (800) 659-1005.